Page 1 of 3 BROADRIDGE FINANCIAL SOLUTIONS, INC. - KEY STATS Exhibit 99.3 INVESTOR COMMUNICATION SOLUTIONS SEGMENT RC = Recurring Q4 FY'16 ED = Event Driven (in millions) Fee Revenues 4Q15 4Q16 YTD FY15 YTD FY16 Type Proxy Equities 240.4$ 249.3$ 333.4$ 352.7$ RC Stock Record Position Growth 6% 2% 7% 3% Pieces 254.4 256.8 330.8 341.9 Mutual Funds 17.9$ 19.4$ 55.6$ 67.7$ ED Pieces 35.8 28.5 88.8 97.3 Contests/Specials 12.7$ 7.0$ 29.4$ 25.3$ ED Pieces 10.6 6.4 27.6 25.2 Total Proxy 271.0$ 275.7$ 418.4$ 445.7$ Total Pieces 300.8 291.6 447.2 464.4 Notice and Access Opt-in % 73% 77% 72% 76% Suppression % 66% 69% 65% 67% Interims Mutual Funds (Annual/Semi- Annual Reports/Annual Prospectuses) 45.2$ 47.6$ 179.0$ 193.3$ RC Position Growth 7% -1% 8% 4% Pieces 228.4 222.3 872.4 875.4 Mutual Funds (Supplemental Prospectuses) & Other 7.5$ 10.2$ 45.8$ 48.9$ ED Pieces 36.1 47.9 220.5 247.1 Total Interims 52.7$ 57.8$ 224.8$ 242.2$ Total Pieces 264.5 270.2 1,092.9 1,122.5 *Numbers may not sum due to rounding

Page 2 of 3 BROADRIDGE FINANCIAL SOLUTIONS, INC. - KEY STATS Exhibit 99.3 INVESTOR COMMUNICATION SOLUTIONS SEGMENT RC = Recurring Q4 FY'16 ED = Event Driven (in millions) Fee Revenues 4Q15 4Q16 YTD FY15 YTD FY16 Type Transaction Reporting Transaction Reporting/Customer Communications 37.6$ 42.9$ 162.7$ 178.3$ RC Fulfillment Fulfillment 36.7$ 38.9$ 148.5$ 142.9$ RC Emerging, Emerging/Acquired 68.7$ 80.8$ 224.5$ 290.2$ RC Acquired, Other 14.7$ 19.5$ 42.0$ 57.5$ ED and Other Total Emerging, Acquired and Other 83.4$ 100.3$ 266.5$ 347.6$ Total Fee Revenues 481.4$ 515.6$ 1,220.9$ 1,356.7$ Total Distribution Revenues 284.4$ 288.1$ 809.3$ 863.7$ Total Revenues 765.8$ 803.6$ 2,030.2$ 2,220.4$ Total RC Fees 428.6$ 459.5$ 1,048.1$ 1,157.3$ % RC Growth 8% 7% 9% 10% Total ED Fees 52.8$ 56.0$ 172.8$ 199.4$ *Numbers may not sum due to rounding

Page 3 of 3 BROADRIDGE FINANCIAL SOLUTIONS, INC. - KEY STATS Exhibit 99.3 GLOBAL TECHNOLOGY AND OPERATIONS SEGMENT RC = Recurring Q4 FY'16 ($ in millions, except trade statistics) 4Q15 4Q16 FY15 FY16 Type Equity Transaction-Based Equity Trades 32.6$ 34.6$ 134.6$ 137.0$ RC Internal Trade Volume (Average Trades per Day in '000) 946 991 978 1,001 Internal Trade Growth 3% 5% 3% 2% Trade Volume (Average Trades per Day in '000) 950 998 980 1,010 Non-Transaction Other Equity Services 114.5 123.4 435.5 475.8 RC Total Equity 147.2$ 157.9$ 570.1$ 612.8$ Fixed Income Transaction-Based Fixed Income Trades 14.7$ 14.7$ 58.3$ 58.4$ RC Internal Trade Volume (Average Trades per Day in '000) 321 307 316 315 Internal Trade Growth 6% -4% 3% 0% Trade Volume (Average Trades per Day in '000) 334 315 327 323 Non-Transaction Other Fixed Income Services 15.8$ 17.1$ 64.1$ 66.8$ RC Total Fixed Income 30.5$ 31.8$ 122.4$ 125.2$ Total Revenues 177.6$ 189.7$ 692.5$ 738.0$ *Numbers may not sum due to rounding